USA Mutuals All Seasons Fund

Institutional Class – UNAVX Class Z – ZNAVX* *Class Z Shares are not currently offered for sale.
a series of Northern Lights Fund Trust IV

Supplement dated September 12, 2024

To the Prospectus and Summary Prospectus
of USA Mutuals All Seasons Fund (the “Fund”), each dated July 29, 2024, as supplemented

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Effective September 16, 2024, the Fund will no longer invest in underlying funds. Accordingly, the following replaces the disclosures on page 6 of the Prospectus and page 1 of the Summary Prospectus under the sub-headings Fees and Expenses of the Fund and Example.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Class Z(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.82%	0.82%
Total Annual Fund Operating Expenses	2.57%	2.57%
Fee Waiver and Reimbursement(2)	(0.61)%	(0.61)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.96%	1.96%
(1)	Class Z shares are not currently offered for sale.
(2)	The Fund’s adviser, USA Mutuals Advisors, Inc. (the “Adviser”), has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2025, to ensure that total annual fund operating expenses after fee waiver and reimbursement (but does not include: front-end or contingent deferred loads, shareholder servicing plan fees, taxes, borrowing cost such as interest and dividends on short positions, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) and class specific expenses like distribution (12b-1) fees) will not exceed 1.96% of the Fund’s average daily net assets for each share class. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fees were waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of wavier and the expense limitation in place at the time of recapture. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$199	$742	$1,311	$2,860
Class Z	$199	$742	$1,311	$2,860

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated July 29, 2024, as supplemented, which provide information that you should know about the Fund before investing. The Fund’s Summary Prospectus, Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.usamutuals.com or by calling 1-866-264-8783.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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